                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS                                333 West Wacker Drive
OF SHAREHOLDERS -                                        Chicago, Illinois
NOVEMBER 21, 1996                                        60606
                                                         800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

September 30, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday November 21, 1996, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1997.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES ONLY:

To elect two (2) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on September 23, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                   333 West Wacker Drive
SEPTEMBER 30, 1996                                      Chicago, Illinois
                                                        60606
                                                        800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") and Nuveen Washington Premium Income Municipal Fund ("Washington Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 21, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four nominees for trustee to be elected by all shareholders and the two nominees for trustee to be elected by holders of Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

- ------------------------------------------------------------------------------
MATTER                                          COMMON SHARES  MUNIPREFERRED
- ------------------------------------------------------------------------------
 Election of Trustees by all Shareholders      X              X
 (Lawrence Brown, Anthony Dean, Anne
 Impellizzeri and Peter Sawers nominated)
- ------------------------------------------------------------------------------
 Election of Trustees by MuniPreferred only                   X
 (Margaret Rosenheim and Timothy Schwertfeger
 nominated)
- ------------------------------------------------------------------------------
 Ratify Selection of Auditors                  X              X
- ------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two nominees for trustee to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund, abstentions and broker non-votes will have no effect on the election of trustees and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of September 23, 1996, there were issued and outstanding: 5,135,230 Common Shares and 1,532 shares of MuniPreferred, Series TH of Connecticut Premium; 3,709,530 Common Shares and 1,112 shares of MuniPreferred, Series TH of Georgia Premium; 10,340,215 Common Shares and 1,404 shares of MuniPreferred, Series W and 1,760 shares of MuniPreferred, Series TH of Maryland Premium; 4,596,785 Common Shares and 1,360 shares of MuniPreferred, Series TH of Massachusetts Premium; 2,136,537 Common Shares and 640 shares of MuniPreferred, Series TH of Missouri Premium; 6,221,197 Common Shares and 1,872 shares of MuniPreferred, Series TH of North Carolina Premium; 8,467,277 Common Shares and 832 shares of MuniPreferred, Series T and 1,720 shares of MuniPreferred, Series TH of Virginia Premium; and 2,320,051 Common Shares and 680 shares of MuniPreferred, Series TH of Washington Premium. Those persons who were shareholders of record at the close of business on September 23, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 30, 1996.

1. ELECTION OF TRUSTEES OF EACH FUND

At each Fund's Annual Meeting, six (6) Trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. The nominees for election to the Board, all of whom currently serve as trustees, are the same for each Fund. Table I below shows the nominees for trustee of each Fund to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Table II below shows the nominees for trustee of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund will be required to elect the Trustees of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Trustee of each Fund and the number of Common Shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of August 31, 1996. All of the nominees, except Anthony T. Dean, were last elected to each Board of Trustees at the 1995 Annual Meeting of Shareholders. Mr. Dean will be standing for election by the Funds' shareholders for the first time at the Annual Meeting of Shareholders. Mr. Dean was appointed to each Board to fill a vacancy that occurred upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Board of the Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. There is currently one vacancy on the Board of Trustees of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS

- --------------------------------------------------------------------------------------
                                                                  FULL COMMON SHARES
                                                                  BENEFICIALLY OWNED
                                                                    AUGUST 31, 1996
                                                                 ---------------------
     NAME, AGE AND PRINCIPAL                                                    ALL
          OCCUPATIONS OF                YEAR FIRST ELECTED         THE         NUVEEN
NOMINEES AS OF AUGUST 31, 1996(1)     OR APPOINTED A TRUSTEE     FUNDS(2)     FUNDS(3)
- --------------------------------------------------------------------------------------
Lawrence H. Brown (62)               1993--All Funds                    0        3,704
Trustee of the Funds; retired in
August 1989 as Senior Vice
President of The Northern Trust
Company.

*Anthony T. Dean (51)                1996--All Funds                    0        6,845
Trustee and President of the Funds
(since July 1996); Director and
(since July 1996) President of The
John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of The
John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.

Anne E. Impellizzeri (63)            1994--All Funds                    0        2,000
Trustee of the Funds; President
and Chief Executive Officer of
Blanton-Peale Institute (since
December 1990); prior thereto,
Vice President of New York City
Partnership (from 1987 to 1990)
and Vice President of Metropolitan
Life Insurance Company (from 1980
to 1988).

Peter R. Sawers (63)                 1993--All Funds                    0        8,433
Trustee of the Funds; Adjunct
Professor of Business and
Economics, University of Dubuque,
Iowa; Adjunct Professor, Lake
Forest Graduate School of
Management, Lake Forest, Illinois
(since January 1992); prior
thereto, Executive Director,
Towers Perrin Australia
(management consultant); Chartered
Financial Analyst; Certified
Management Consultant.
- --------------------------------------------------------------------------------------

TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED

- --------------------------------------------------------------------------------------
                                                                  FULL COMMON SHARES
                                                                  BENEFICIALLY OWNED
                                                                    AUGUST 31, 1996
                                                                 ---------------------
     NAME, AGE AND PRINCIPAL                                                    ALL
          OCCUPATIONS OF                YEAR FIRST ELECTED         THE         NUVEEN
NOMINEES AS OF AUGUST 31, 1996(1)     OR APPOINTED A TRUSTEE     FUNDS(2)     FUNDS(3)
- --------------------------------------------------------------------------------------
Margaret K. Rosenheim (69)           1993--All Funds                    0        5,432
Trustee of the Funds; Helen Ross
Professor of Social Welfare
Policy, School of Social Service
Administration, University of
Chicago.

*Timothy R. Schwertfeger (47)        1994--All Funds                    0       96,576
Chairman (since July 1, 1996) and
Trustee of the Funds (since July
1994); Chairman (since July 1996)
and Director of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of The
John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.
- --------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The trustee nominees of the Funds are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 53 Nuveen closed-end funds. In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) No nominee beneficially owned on August 31, 1996, any Common Shares or MuniPreferred of the Funds.

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a trustee of that Fund may elect to have all or a portion of the trustee's fee deferred. Trustees may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the trustee wishes to begin deferral.

The tables below show, for each trustee who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended May 31, 1996 and the total compensation that Nuveen funds accrued for each trustee during the calendar year 1995, including any interest accrued for trustees on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.


- ------------------------------------------------------------------------------------------
                                                AGGREGATE COMPENSATION FROM THE FUNDS
                                           -----------------------------------------------
                                           CONNECTICUT   GEORGIA   MARYLAND  MASSACHUSETTS
             NAME OF TRUSTEE                 PREMIUM     PREMIUM   PREMIUM      PREMIUM
- ------------------------------------------------------------------------------------------
Lawrence H. Brown                                 $335      $298      $476            $323
Anne E. Impellizzeri                               335       298       476             323
Margaret K. Rosenheim                              347       307       503             335
Peter R. Sawers                                    335       298       476             323
- ------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                                                                 TOTAL
                                                                              COMPENSATION
                                                                              NUVEEN FUNDS
                                                                              ACCRUED FOR
                                   -------------------------------------------------------

                                    AGGREGATE COMPENSATION FROM THE FUNDS
                                              NORTH
                                   MISSOURI  CAROLINA  VIRGINIA  WASHINGTON
         NAME OF TRUSTEE           PREMIUM   PREMIUM   PREMIUM    PREMIUM     TRUSTEES(1)
- ------------------------------------------------------------------------------------------
Lawrence H. Brown                     $256      $362      $426         $262        $55,500
Anne E. Impellizzeri                   256       362       426          262         63,000
Margaret K. Rosenheim                  262       378       448          268      62,322(2)
Peter R. Sawers                        256       362       426          262         55,500
- ------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of 21 Nuveen open-end funds and 53 Nuveen closed-end funds.

(2) Includes $1,572 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of Trustees of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. Each Fund's executive committee held thirteen meetings during the fiscal year ended May 31, 1996.

Each Fund's Board of Trustees has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, trustees who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee of each Fund held two meetings during the fiscal year ended May 31, 1996.

Nomination of those trustees who are not "interested persons" of each Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of that

Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The nominating committee of each Fund held one meeting during the fiscal year ended May 31, 1996. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

Each Fund's Board of Trustees held six meetings during the fiscal year ended May 31, 1996. During the last fiscal year, each trustee attended 75% or more of each Fund's Board of Trustees meetings and the committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information as of August 31, 1996 with respect to each executive officer of the Funds, other than executive officers who are trustees and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meetings of Shareholders, which Board meeting is presently scheduled to be held on January 29, 1997.

- -----------------------------------------------------------------------------
                                                 POSITIONS AND OFFICES WITH
     NAME, AGE AND PRINCIPAL OCCUPATIONS                    FUNDS
- -----------------------------------------------------------------------------
William M. Fitzgerald, 32                       Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December
1995) and Assistant Portfolio Manager (from
June 1988 to September 1992) of Nuveen
Advisory Corp.; Chartered Financial Analyst.

Kathleen M. Flanagan, 49                        Vice President (since 1994)
Vice President of John Nuveen & Co.
Incorporated and (since 1996) Vice President
of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

J. Thomas Futrell, 41                           Vice President (since 1993)
Vice President of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Steven J. Krupa, 39                             Vice President (since 1993)
Vice President of Nuveen Advisory Corp.

Anna R. Kucinskis, 50                           Vice President (since 1993)
Vice President of John Nuveen & Co.
Incorporated.

Larry W. Martin, 45                             Vice President & Assistant
Vice President (since September 1993),          Secretary (since 1993)
Assistant Secretary and Assistant General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company; Director of Nuveen/Duff &
Phelps Investment Advisors (since January
1995).

- -----------------------------------------------------------------------------
                                                 POSITIONS AND OFFICES WITH
     NAME, AGE AND PRINCIPAL OCCUPATIONS                    FUNDS
- -----------------------------------------------------------------------------
O. Walter Renfftlen, 57                         Vice President & Controller
Vice President and Controller of The John       (since 1993)
Nuveen Company (since March 1992), John Nuveen
& Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

Thomas C. Spalding, Jr., 45                     Vice President (since 1993)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

H. William Stabenow, 62                         Vice President & Treasurer
Vice President and Treasurer of The John        (since 1993)
Nuveen Company (since March 1992), John Nuveen
& Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
January 1992).

James J. Wesolowski, 46                         Vice President & Secretary
Vice President, General Counsel and Secretary   (since 1993)
of The John Nuveen Company (since March 1992),
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
Gifford R. Zimmerman, 39                        Vice President & Assistant
Vice President (since September 1992),          Secretary (since 1993)
Assistant Secretary and Assistant General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since
May 1994).
- -----------------------------------------------------------------------------

On August 31, 1996, Trustees and executive officers of the Funds as a group beneficially owned 199,161 common shares of all funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any Common Shares or MuniPreferred of any Fund. As of August 31, 1996, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending May 31, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1997, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 2, 1997.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $20,000.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended May 31, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and Trustees, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following such Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MAY 31,

1996 ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                         NTC1196

NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND                PROXY BALLOT
COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Annual Meeting of Shareholders of Nuveen Washington Premium Income Municipal Fund to be held on November 21, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri and Peter R. Sawers.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- -------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- -------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                        NPW1196

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
- ----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees        for nominees indicated below:
                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING MAY 31, 1997.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING.
- ----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.

- --------------------------------
Shareholder sign here       Date

- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NTC1196                  NPW1196

NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND             PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES, SERIES TH
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Shares, Series TH, of the undersigned at the Annual Meeting of Shareholders of Nuveen Washington Premium Income Municipal Fund to be held on November 21, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: -- BY ALL SHAREHOLDERS: Lawrence H. Brown, Anthony T. Dean, Anne
                E. Impellizzeri, Peter R. Sawers.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED
                SHARES ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- ------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                     NPW1196-P

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
- ----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:                / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)             all nominees         to vote for all nominees        for nominees indicated below:
                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING MAY 31, 1997.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING.
- ----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.

- --------------------------------
Shareholder sign here       Date
- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NTC1196                NPW1196-P